GATEWAY FUND ADJUSTS PORTFOLIO HEDGE
January 22, 2008

At various times over the past twenty years, market conditions have provided an opportunity to reap meaningful profits in put options. Those conditions were evident in this morning’s market dislocation, indicated by fundamental and technical factors as well as anxiety-driven prices for put options. Shortly after the open today, the Chicago Board Options Exchange Volatility Index (the “VIX”), a gauge of market uncertainty, rose to 37.57. This was a level not seen since the last few days of the bear market in 2002. A higher VIX has always been an important factor in allowing puts to provide a meaningful offset for market declines.

As a result, the Gateway management team sold a moderate portion of the Gateway Fund’s position in put options today. At tonight’s close, the Fund’s put options now cover between 65% and 80% of the portfolio and are less than 5% out-of-the-money. The Fund is still 100% hedged with call options which are now more than 2.5% out-of-the-money.

As reported in The Wall Street Journal on Monday, January 21, the year 2008 is off to perhaps the worst start in the history of the stock market. Leading up to today, the hedging benefits of the Gateway Fund have stemmed largely from available call option cash flow. The decline in the market this year has not been met with a dramatic increase in volatility — until today. This largely explains why the Gateway Fund has not offset even more of the year-to-date decline.

12/31/2007 - 1/22/2008
Gateway Fund: -5.87%
S&P 500 Index: -10.67%

As we look at the full market decline, the effect of the Fund’s hedging becomes even clearer. From the intraday market peak of 1576.09 on October 11, 2007 to this morning’s low of 1274.29, the S&P 500 Index was down nearly 20%. The high close for the S&P 500 Index was 1565.15 on October 9, 2007.

10/09/2007 - 1/22/2008
Gateway Fund: -6.37%
S&P 500 Index: -15.81%

Today, the second part of the Fund’s two-pronged hedging strategy availed itself. Cash flow from call premiums had delivered solid hedging results at the end of 2007, and put options, with the recent increase in the VIX, were able to have an impact today. As always, risk management is of paramount importance, and the Fund continues to employ both tools to accomplish its objective.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

GATEWAY FUND ADJUSTS PORTFOLIO HEDGE
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AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2007
GatewayFund
One Year	7.94%
Five Years	8.23%
Ten Years	6.31%
Since 1/1/88	9.02%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

Data Source: Gateway Investment Advisers, L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441